Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(dollars in millions, except per share data)

	Three	Three	Nine	Nine
	months	months	months	months
	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,
Revenues	2011	2010	2011	2010
Premiums earned	$1,061	$1,005	$3,138	$2,972
Net investment income	108	110	326	322
Net realized investment (losses) gains	(422)	205	(234)	117
Net impairment losses recognized in earnings	0	0	0	(6)
Equity in earnings of limited partnerships	40	28	150	58
Other income	9	9	26	26

Total revenues	796	1,357	3,406	3,489

Benefits and expenses
Insurance losses and loss expenses	848	710	2,724	2,208
Policy acquisition and underwriting expenses	253	242	749	699

Total benefits and expenses	1,101	952	3,473	2,907

(Loss) income from operations before income taxes
and noncontrolling interest	(305)	405	(67)	582
Provision for income taxes	(125)	130	(54)	176

Net (loss) income	(180)	275	(13)	406
Less: Net (loss) income attributable to noncontrolling
interest in consolidated entity – Exchange	(227)	221	(156)	256

Net income attributable to Indemnity	$47	$54	$143	$150

Earnings Per Share
Net income attributable to Indemnity per share
Class A common stock – basic	$0.97	$1.05	$2.90	$2.92

Class A common stock – diluted	$0.87	$0.94	$2.59	$2.62

Class B common stock – basic and diluted	$146.67	$150.87	$439.39	$421.91

Weighted average shares outstanding attributable to
Indemnity – Basic
Class A common stock	48,503,383	50,499,551	49,176,124	50,897,035

Class B common stock	2,546	2,546	2,546	2,546

Weighted average shares outstanding attributable to
Indemnity – Diluted
Class A common stock	54,685,021	56,678,321	55,357,762	57,075,805

Class B common stock	2,546	2,546	2,546	2,546

Dividends declared per share
Class A common stock	$0.515	$0.48	$1.545	$1.44

Class B common stock	$77.25	$72.00	$231.75	$216.00

ERIE INDEMNITY COMPANY

RESULTS OF THE ERIE INSURANCE GROUP’S OPERATIONS BY INTEREST (unaudited)

(in millions)

							Eliminations of
							related party
	Indemnity shareholder interest			Noncontrolling interest (Exchange)			transactions		Erie Insurance Group
		Three months ended			Three months ended		Three months ended		Three months ended
		September 30,			September 30,		September 30,		September 30,
	Percent	2011	2010	Percent	2011	2010	2011	2010	2011	2010
Management operations:

Management fee revenue, net	100.0%	$280	$266		$0	$0	$(280)	$(266)	$0	$0
Service agreement revenue	100.0%	8	9		0	0	0	0	8	9

Total revenue from management operations		288	275		0	0	(280)	(266)	8	9
Cost of management operations	100.0%	226	217		0	0	(226)	(217)	0	0

Income from management operations before taxes		62	58		0	0	(54)	(49)	8	9

Property and casualty insurance operations: (2)

Net premiums earned	5.5%(2)	0	55	94.5%(2)	1,045	935	0	0	1,045	990
Losses and loss expenses	5.5%(2)	0	38	94.5%(2)	823	652	(1)	(1)	822	689
Policy acquisition and other underwriting expenses	5.5%(2)	0	16	94.5%(2)	302	272	(56)	(51)	246	237

Income(loss) from property and casualty insurance operations before taxes		0	1		(80)	11	57	52	(23)	64

Life insurance operations: (1)

Total revenue	21.6%(3)	0	10	78.4%(3)	46	33	0	(1)	46	42
Total benefits and expenses	21.6%(3)	0	7	78.4%(3)	33	20	0	(1)	33	26

Income from life insurance operations before taxes		0	3		13	13	0	0	13	16

Investment operations:

Net investment income (2)		4	10		83	79	(3)	(3)	84	86
Net realized (losses) gains on investments (2)		(6)	5		(421)	197	0	0	(427)	202
Net impairment losses recognized in earnings(2)		0	0		0	0	0	0	0	0
Equity in earnings of limited partnerships		7	5		33	23	0	0	40	28

Income (loss) from investment operations before taxes (2)		5	20		(305)	299	(3)	(3)	(303)	316

Income (loss) from operations before income taxes and noncontrolling interest		67	82		(372)	323	0	0	(305)	405
Provision for income taxes		20	28		(145)	102	0	0	(125)	130
Net income (loss)		$47	$54		$(227)	$221	$0	$0	$(180)	$275

(1)	Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

(2)	Prior to and through December 31, 2010, the underwriting results retained by EIC and ENY and the investment results of EIC, ENY and EPC accrued to the Indemnity shareholder interest. Due to the sale of Indemnity’s property and casualty subsidiaries to the Exchange on December 31, 2010, all property and casualty underwriting results and all investment results for these companies accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after December 31, 2010.

(3)	Prior to and through March 31, 2011, Indemnity retained a 21.6% ownership interest in EFL, which accrued to the Indemnity shareholder interest, and the Exchange retained a 78.4% ownership interest in EFL, which accrued to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest. Due to the sale of Indemnity’s 21.6% ownership interest in EFL to the Exchange on March 31, 2011, 100% of the life insurance results of EFL accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after March 31, 2011.

ERIE INDEMNITY COMPANY

RESULTS OF THE ERIE INSURANCE GROUP’S OPERATIONS BY INTEREST (unaudited)
(in millions)

							Eliminations of
							related party
	Indemnity shareholder interest			Noncontrolling interest (Exchange)			transactions		Erie Insurance Group
							Nine months
		Nine months ended			Nine months ended		ended		Nine months ended
		September 30,			September 30,		September 30,		September 30,
	Percent	2011	2010	Percent	2011	2010	2010	2010	2011	2010
Management operations:

Management fee revenue, net	100.0%	$816	$773		$0	$0	$(816)	$(773)	$0	$0
Service agreement revenue	100.0%	25	26		0	0	0	0	25	26

Total revenue from management operations		841	799		0	0	(816)	(773)	25	26
Cost of management operations	100.0%	667	626		0	0	(667)	(626)	0	0

Income from management operations before taxes		174	173		0	0	(149)	(147)	25	26

Property and casualty insurance operations: (2)

Net premiums earned	5.5%(2)	0	161	94.5%(2)	3,089	2,765	0	0	3,089	2,926
Losses and loss expenses	5.5%(2)	0	118	94.5%(2)	2,653	2,027	(4)	(4)	2,649	2,141
Policy acquisition and other underwriting expenses	5.5%(2)	0	46	94.5%(2)	882	783	(154)	(151)	728	678

(Loss) income from property and casualty insurance operations before taxes		0	(3)		(446)	(45)	158	155	(288)	107

Life insurance operations: (1)

Total revenue	21.6%(3)	10	28	78.4%(3)	124	99	(1)	(2)	133	125
Total benefits and expenses	21.6%(3)	7	20	78.4%(3)	89	70	0	(2)	96	88

Income from life insurance operations before taxes		3	8		35	29	(1)	0	37	37

Investment operations:

Net investment income (2)		12	28		252	232	(8)	(8)	256	252
Net realized gains (losses) on investments (2)		1	7		(247)	99	0	0	(246)	106
Net impairment losses recognized in earnings(2)		0	(1)		0	(3)	0	0	0	(4)
Equity in earnings of limited partnerships		25	11		124	47	0	0	149	58

Income from investment operations before taxes (2)		38	45		129	375	(8)	(8)	159	412

Income (loss) from operations before income taxes and noncontrolling interest		215	223		(282)	359	0	0	(67)	582
Provision for income taxes		72	73		(126)	103	0	0	(54)	176
Net income (loss)		$143	$150		$(156)	$256	$0	$0	$(13)	$406

(1)	Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

(2)	Prior to and through December 31, 2010, the underwriting results retained by EIC and ENY and the investment results of EIC, ENY and EPC accrued to the Indemnity shareholder interest. Due to the sale of Indemnity’s property and casualty subsidiaries to the Exchange on December 31, 2010, all property and casualty underwriting results and all investment results for these companies accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after December 31, 2010.

(3)	Prior to and through March 31, 2011, Indemnity retained a 21.6% ownership interest in EFL, which accrued to the Indemnity shareholder interest, and the Exchange retained a 78.4% ownership interest in EFL, which accrued to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest. Due to the sale of Indemnity’s 21.6% ownership interest in EFL to the Exchange on March 31, 2011, 100% of the life insurance results of EFL accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after March 31, 2011.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME (unaudited)

Reconciliation of operating income to net income

We disclose operating income, a non-GAAP financial measure, to enhance our investors’ understanding of our performance related to the Indemnity shareholder interest. Our method of calculating this measure may differ from those used by other companies, and therefore comparability may be limited.

Indemnity defines operating income as income generated from management operations, life insurance operations(1), property and casualty insurance underwriting operations(2), net investment income(2), and equity in earnings or losses of limited partnerships, net of related federal income taxes. It does not include realized capital gains and losses, impairment losses and related federal income taxes.

Indemnity uses operating income to evaluate the results of its operations. It reveals trends that may be obscured by the net effects of realized capital gains and losses including impairment losses. Realized capital gains and losses including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions which are not related to our ongoing operations. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and does not reflect Indemnity’s overall profitability.

The following table reconciles operating income and net income for the Indemnity shareholder interest: (1) (2)

	Indemnity Shareholder interest
	Three	Three	Nine	Nine
	months ended	months ended	months ended	months ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010
(in millions, except per share data)
Operating income attributable to Indemnity	$51	$51	$142	$146

Net realized (losses) gains and impairments on investments	(6)	5	1	6
Income tax benefit (expense)	2	(2)	0	(2)

Realized (losses) gains and impairments, net of income taxes	(4)	3	1	4

Net income attributable to Indemnity	$47	$54	$143	$150

Per Indemnity Class A common share – diluted:
Operating income attributable to Indemnity	$0.93	$0.89	$2.57	$2.55

Net realized (losses) gains and impairments on investments	(0.09)	0.08	0.03	0.11
Income tax benefit (expense)	0.03	(0.03)	(0.01)	(0.04)

Realized (losses) gains and impairments, net of income taxes	(0.06)	0.05	0.02	0.07

Net income attributable to Indemnity	$0.87	$0.94	$2.59	$2.62

(1)	Prior to and through March 31, 2011, Indemnity retained a 21.6% ownership interest in EFL, which accrued to the Indemnity shareholder interest, and the Exchange retained a 78.4% ownership interest in EFL, which accrued to the interest of the subscribers (policyholders) of the Exchange or noncontrolling interest. Due to the sale of Indemnity’s 21.6% ownership interest in EFL to the Exchange on March 31, 2011, 100% of the life insurance results of EFL accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after March 31, 2011.

(2)	Prior to and through December 31, 2010, the underwriting results retained by EIC and ENY and the investment results of EIC, ENY and EPC accrued to the Indemnity shareholder interest. Due to the sale of Indemnity’s property and casualty subsidiaries to the Exchange on December 31, 2010, all property and casualty underwriting results and all investment results for these companies accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest after December 31, 2010.

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(in millions)

	September 30,	December 31,
	2011	2010
Assets	(unaudited)
Investments-Indemnity
Available-for-sale securities, at fair value:
Fixed maturities	$517	$264
Equity securities	22	24
Trading securities, at fair value	26	28
Limited partnerships	223	216
Other invested assets	1	1
Investments-Exchange
Available-for-sale securities, at fair value:
Fixed maturities	7,331	7,279
Equity securities	591	570
Trading securities, at fair value	2,085	2,306
Limited partnerships	1,187	1,108
Other invested assets	19	19

Total investments	12,002	11,815
Cash and cash equivalents (Exchange portion of $42 and $120, respectively)	76	430
Premiums receivable from policyholders – Exchange	1,035	942
Reinsurance recoverable – Exchange	197	201
Deferred acquisition costs – Exchange	495	467
Other assets (Exchange portion of $349 and $357, respectively)	458	489
Total assets	$14,263	$14,344

Liabilities and shareholders’ equity
Liabilities
Indemnity liabilities
Deferred income taxes	$6	$26
Other liabilities	381	382
Exchange liabilities
Losses and loss expense reserves	3,686	3,584
Life policy and deposit contract reserves	1,659	1,603
Unearned premiums	2,249	2,082
Deferred income taxes	97	257
Other liabilities	87	76

Total liabilities	8,165	8,010

Indemnity’s shareholders’ equity	845	912
Noncontrolling interest in consolidated entity – Exchange	5,253	5,422

Total equity	6,098	6,334

Total liabilities, shareholders’ equity and noncontrolling interest	$14,263	$14,344